SHARE-BASED COMPENSATION	12 Months Ended
Dec. 31, 2017
SHARE-BASED COMPENSATION
SHARE-BASED COMPENSATION

10.SHARE-BASED COMPENSATION

Share incentive plan

In September 2015, the Company adopted the 2015 Share Incentive Plan (the “2015 Plan”), and in July 2017, the Company adopted the 2017 Share Incentive Plan (the “2017 Plan”), which permits the grant of three types of awards: options, restricted shares and restricted share units.  Persons eligible to participate in the 2015 Plan and the 2017 Plan (collectively, the “Plans”) includes employees (including part-time employees) and directors of the company or any of affiliates, which include the Company’s parent company, subsidiaries and any entities in which the parent company or a subsidiary of the Company holds a substantial ownership interest. According to resolutions of the board of directors and the shareholders of the Company in July 2017, the 2015 Plan was amended. Under the amended 2015 plan, the maximum ordinary shares available for issuance were decreased to 3,939,100. Under the 2017 Plan, the maximum of 6,060,900 ordinary shares were reserved for issuance.

On July 1, 2016 and 2017, the Company approved a grant of 4,034,100 and 3,744,782 restricted share units to directors and employees of the Group and CreditEase and its consolidated subsidiaries and VIEs under the 2015 Plan and the 2017 Plan, respectively. Approximately 59.9% and 34.11% of the share awards were immediately vested and the rest is expected to be vested in various days up to four and five years, respectively. The grant date fair value of the awards was US$7.25 and US$12.5 per ordinary share, which was determined based on the closing price of the Company’s ADSs on NYSE on July 1, 2016 and 2017, respectively.

Out of all the restricted shares granted, 524,000 and 2,251,202 restricted share units were granted to directors and employees of the Group under the 2015 Plan and the 2017 Plan, respectively. The awards granted to the employees of the Group are recognized as share-based compensation expense and measured based on the fair value as of the grant date. The Company recognized compensation expenses in general and administrative expense of nil, RMB17,223 and RMB81,979 for the years ended December 31, 2015, 2016 and 2017.

The remaining 3,510,100 and 1,493,580 restricted share units were granted to employees of CreditEase and its consolidated subsidiaries and VIEs under the 2015 Plan and the 2017 Plan, respectively. The awards granted to employees of CreditEase and its subsidiaries were deemed dividend from the Company to Parent as the employees of CreditEase do not provide service directly related to the Company. The awards are measured based on the fair value as of the grant date. The amount recognized as deemed dividend were nil, RMB124,210 and RMB108,604 for the years ended December 31, 2015,2016 and 2017 respectively.

Restricted Share Units

The following table sets forth a summary of restricted share units activities:

	Number of Restricted Shares	Weighted-Average Grant-Date Fair Value
		US$
Outstanding at January 1, 2016	—	—
Granted	4,034,100	7.25
Vested	(2,512,300)	7.25
Forfeited	(74,600)	7.25

Outstanding at December 31, 2016	1,447,200	7.25

Granted	3,744,782	12.50
Vested	(1,831,124)	11.13
Forfeited	(133,430)	10.10

Outstanding at December 31, 2017	3,227,428	11.02

As of December 31, 2017, unrecognized compensation cost related to unvested awards granted to employees of the Group, adjusted for estimated forfeitures, was RMB109,113. This cost is expected to be recognized over 3.8 years on an accelerated basis.

As of December 31, 2017, unrecognized deemed dividend related to unvested awards granted to employees of CreditEase and its consolidated subsidiaries and VIEs, adjusted for estimated forfeitures, was RMB49,670. Such deemed dividend will be recorded over 3.4 years on an accelerated basis.